UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

Kindly MD, Inc.
(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

5097 South 900 East, Suite 100, Salt Lake City, UT	84117
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	KDLY	The Nasdaq Stock Market LLC

Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	KDLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Tim Pickett, CEO of Kindly MD, Inc. (the “Registrant”) is giving a presentation at the LD Micro Conference in Los Angeles today, October 29, 2024 at 11:30 AM PDT. In connection with such presentation, the Registrant is providing a slide deck presentation about its business. A copy of the slide deck presentation is attached hereto as Exhibit 99.1.

Additionally, on October 29, 2024, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.2.

Safe Harbor Statement

Statements in the slide presentation and accompanying webinar concerning future pricing, customer acquisition numbers, revenues per customer, product release dates and features, customer demand and any other statement that may be construed as a prediction of future performance or events are “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995 related to these forward looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

The information in this Item 7.01 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation by Kindly MD, Inc. dated October 29, 2024
99.2	Press Release dated October 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

KINDLY MD, INC.

Dated: October 29, 2024	By:	/s/ Tim Pickett
Tim Pickett
Chief Executive Officer